EXHIBIT 99.1

Flowserve Corporation Reports Third Quarter 2026 Results

Flowserve Business System Delivers Strong Q3 Performance; Updates 2026 Guidance

DALLAS, October 28, 2026 – Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, reported its financial results for the third quarter ended September 30, 2026.

Highlights:

•	Bookings of $1.38 billion, up 14% on a reported basis and 8% organically versus the prior-year period

•	Record aftermarket bookings of $728 million

•	Operating margin of 12.5% expanded 580 basis points and adjusted[1] operating margin[2] of 16.5% expanded 170 basis points compared to the prior-year period

•	Reported EPS of $0.81 and adjusted EPS[3] of $1.07

•	Raised the low end of full-year 2026 adjusted EPS[3] guidance to $4.10 to $4.20

•	Revised full-year 2026 organic sales guidance to down 2.5% to down 1.5% reflecting increasingly challenging conditions in the Middle East

•	Backlog of $3.5 billion, up 20% year over year, the largest backlog in Flowserve’s history

Management Commentary:

“Our teams delivered another quarter of meaningful bookings growth, adjusted operating margin expansion, and higher adjusted earnings per share while navigating ongoing Middle East disruption,” said Scott Rowe, Flowserve’s President and Chief Executive Officer. “The Flowserve Business System is helping us translate solid market demand into bookings growth and stronger profitability, with a clear focus on growth, execution, and customer service. The resilience and commitment of our associates around the globe remain instrumental in our ability to deliver for our customers and shareholders.”

“With three quarters behind us, our year-to-date earnings performance and continued margin expansion support raising the low end of our adjusted EPS guidance range. At the same time, we are lowering our full-year sales growth outlook to reflect more challenging operating conditions in the Middle East, which are delaying customer activity and revenue conversion and are expected to impact fourth-quarter sales. Significant growth in our backlog, alongside healthy underlying demand across our end markets, reinforces our confidence in delivering mid-single digit organic sales CAGR through 2030, while continued operational progress supports our broader long-term financial targets. We remain focused on converting our growing backlog to sales, further reducing complexity in our operations, and continuing to deliver margin expansion to create shareholder value.”

Key Figures (unaudited):

(dollars in millions, except per share)	Q3 2026	Q3 2025	Change	YTD 2026	YTD 2025	Change
Organic Bookings			7.7%			6.1%
Acquisitions/Divestitures Impact			660 bps			270 bps
Foreign Exchange Impact			(20 bps )			150 bps

Total Bookings	$1,383.5	$1,213.0	14.1%	$3,872.5	$3,511.2	10.3%
Original Equipment Bookings	$655.8	$559.9	17.1%	$1,768.6	$1,549.0	14.2%
Aftermarket Bookings	$727.7	$653.1	11.4%	$2,103.9	$1,962.2	7.2%
Organic Sales[4]			(1.2%)			(4.9%)
Acquisitions/Divestitures Impact			670 bps			260 bps
Foreign Exchange Impact			(10 bps )			140 bps

Reported Sales	$1,237.8	$1,174.4	5.4%	$3,475.2	$3,507.1	(0.9%)
Operating Margin	12.5%	6.7%	580 bps	12.2%	10.2%	200 bps
Adjusted Operating Margin	16.5%	14.8%	170 bps	15.6%	14.1%	150 bps
Earnings Per Share (EPS)	$0.81	$1.67	(51.5%)	$2.21	$2.85	(22.5%)
Adjusted Earnings Per Share (EPS)	$1.07	$0.90	18.9%	$2.87	$2.53	13.4%
Cash From Operations	$144.1	$401.8	($257.7)	$230.3	$506.1	($275.8)
Backlog	$3,471.8	$2,896.1	19.9%	$3,471.8	$2,896.1	19.9%

2026 Guidance3:

The Company updated 2026 guidance:

	Prior	Current
Organic Sales Growth	Approx. (1%)	(2.5%) to (1.5%)
Impact From Acquisitions/Divestitures	Approx. +300 bps	Approx. +350 bps
Impact From Foreign Exchange Translation	Approx. +100 bps	Approx. +100 bps
Total Sales Growth	Approx. +3%	+2% to +3%
Adjusted EPS	$4.05 to $4.20	$4.10 to $4.20
Net Interest Expense	Approx. $85 million	Approx. $85 million
Adjusted Tax Rate	21% to 22%	21% to 22%
Capital Expenditures	Approx. $100 million	Approx. $90 million

The guidance assumes tariff rates in place as of October 1, 2026, and assumes increasingly challenging conditions in the Middle East, which have been impacted by armed conflict and geopolitical instability.

Webcast and Conference Call Instructions:

Flowserve will host its conference call to discuss third quarter results on Thursday, October 29, 2026, at 8:30 a.m. Eastern Time. The call can be accessed by shareholders and other interested parties on Flowserve’s Investor Relations website.

Upcoming Investor Conferences:

Flowserve announced its participation in the following upcoming investor conferences:

•

On Wednesday, November 11, 2026, Scott Rowe and Brian Ezzell, Senior Vice President and Chief Financial Officer, will participate in investor meetings at the Baird Global Industrial Conference. Additionally, Scott Rowe will participate in a fireside chat that will begin at 1:10 p.m. Central Time (2:10 p.m. Eastern Time).

•

On Wednesday, December 2, 2026, Brian Ezzell will participate in investor meetings as well as a fireside chat at the Goldman Sachs Industrials and Materials Conference that will begin at 11:30 a.m. Eastern Time.

Shareholders and other interested parties can access the live webcasts of the fireside chats on Flowserve’s Investor Relations website. Replays of the webcasts will be available after the events.

Footnotes

[1]

See Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited) and Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited) tables for a detailed reconciliation of reported results to adjusted measures.

[2]	Adjusted operating margin is calculated by dividing adjusted operating income by sales. Adjusted operating income is derived by excluding the adjusted items.
[3]

Adjusted earnings per share (EPS) excludes realignment expenses, the impact from other specific discrete and below-the-line foreign currency effects and utilizes the then-applicable foreign exchange rates and fully diluted shares. Adjusted full-year 2026 EPS guidance excludes certain other discrete items which may arise during the year.

[4]

Organic is defined as the change in sales, as defined by U.S. GAAP, excluding the impacts of currency translation and acquisitions and divestitures. The impact of currency translation is calculated by translating current year results on a monthly basis at prior year exchange rates for the same period.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended September 30,
(Amounts in thousands)	2026	2025
Sales	$1,237,773	$1,174,434
Cost of sales	(823,393)	(794,148)

Gross profit	414,380	380,286
Selling, general and administrative expense	(281,937)	(305,152)
Gain on sale of business	16,177	—
Net earnings from affiliates	5,986	4,138

Operating income	154,606	79,272
Interest expense	(26,641)	(18,738)
Interest income	2,362	792
Other (expense) income, net	(8,184)	256,220

Earnings before income taxes	122,143	317,546
(Provision for) benefit from income taxes	(15,090)	(93,688)

Net earnings, including noncontrolling interests	107,053	223,858
Less: net earnings attributable to noncontrolling interests	(4,015)	(4,276)

Net earnings attributable to Flowserve Corporation	$103,038	$219,582

Net earnings per share attributable to Flowserve Corporation common shareholders:
Basic	$0.81	$1.69
Diluted	0.81	1.67
Weighted average shares - basic	127,164	130,315
Weighted average shares - diluted	127,962	131,235

Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands, except per share data)

Three Months Ended September 30, 2026	Gross Profit	Selling, General & Administrative Expense	Gain on Sale of Business	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$414,380	$281,937	$16,177	$154,606	$(8,184)	$15,090	$103,038	12.4%	0.81
Reported as a percent of sales	33.5%	22.8%	1.3%	12.5%	-0.7%	1.2%	8.3%
Realignment charges (a)	25,971	(6,018)	(16,177)	15,812	—	(6,260)	22,072	-39.6%	0.17
Acquisition and divestiture related (b)	—	(5,275)	—	5,275	—	1,241	4,034	23.5%	0.03
Amortization of intangible assets (c)	13,898	(6,765)	—	20,663	—	2,874	17,789	13.9%	0.14
Discrete items (d)	—	(7,830)	—	7,830	1,000	190	8,640	2.2%	0.07
Discrete tax items (e)	—	—	—	—	—	23,072	(23,072)	0.0%	(0.18)
Below-the-line foreign exchange impacts (f)	—	—	—	—	5,132	442	4,690	8.6%	0.04

Adjusted	$454,249	$256,049	$—	$204,186	$(2,052)	$36,649	$137,191	20.6%	1.07

Adjusted as a percent of sales	36.7%	20.7%	0.0%	16.5%	-0.2%	3.0%	11.1%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs and includes the gain on divestiture of our PMV Automation business (PMV) within FCD.
(b)

Charges represent costs associated with strategic acquisition and divestiture activities including the acquisitions of Trillium Valves and Flowserve Al Mansoori Services Company (FAMCO), and the divestiture of PMV.

(c)	Charges represent non-cash amortization of intangible assets and step-up in value of acquired inventories.
(d)

Charge represents the $7,972 strategic acquisition of intellectual property within FPD, an immaterial adjustment to transaction costs related to the divestiture of our asbestos-related assets and liabilities that were adjusted out in a prior period and $1,000 for non-cash pension settlement accounting losses incurred in conjunction with the U.S. pension plan.

(e)	Discrete tax adjustment includes the impact from the release of a valuation allowance in Italy.
(f)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency and includes the foreign exchange loss on the Blue Chip Swap Securities transaction.

Three Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$380,286	$305,152	$79,272	$256,220	$93,688	$219,582	29.5%	1.67
Reported as a percent of sales	32.4%	26.0%	6.7%	21.8%	8.0%	18.7%
Realignment charges (a)	25,481	(4,571)	30,052	—	6,907	23,145	23.0%	0.18
Acquisition related (b)	9	(4,243)	4,252	—	1,000	3,252	23.5%	0.02
Purchase accounting step-up and intangible asset amortization (c)	2,625	(1,300)	3,925	—	1,182	2,743	30.1%	0.02
Discrete items (d)(e)(f)	31	(30,351)	30,382	1,500	7,499	24,383	23.5%	0.19
Merger transaction costs (g)	—	(25,682)	25,682	—	5,885	19,797	22.9%	0.15
Merger termination payment (h)	—	—	—	(266,000)	(60,957)	(205,043)	22.9%	(1.56)
Discrete tax items (i)	—	—	—	—	(24,860)	24,860	0.0%	0.19
Below-the-line foreign exchange impacts (j)	—	—	—	5,401	622	4,779	11.5%	0.04

Adjusted	$408,432	$239,005	$173,565	$(2,879)	$30,966	$117,498	20.3%	0.90

Adjusted as a percent of sales	34.8%	20.4%	14.8%	-0.2%	2.6%	10.0%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $2,300 is non-cash.
(b)	Charge represents acquisition and integration related costs associated with the MOGAS acquisition.
(c)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.
(d)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our U.S. Qualified pension plan.

(e)	Charge of $1,500 represents a non-cash pension settlement accounting loss incurred in conjunction with the freeze of our U.S. Qualified pension plan.
(f)	Charge of $30,100 represents the Q3 2025 non-cash adjustment to our estimated liability for incurred by not reported asbestos claims based on an annual actuarial study.
(g)	Charge represents transaction costs incurred associated with the terminated Chart Industries merger.
(h)	Amount represents the Chart Industries merger termination fee paid to Flowserve.
(i)	Amount represents a one-time tax charge related to enactment of the One Big Beautiful Bill Act during Q3 2025.
(j)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

SEGMENT INFORMATION

(Unaudited)

	Three Months Ended September 30,
FLOWSERVE PUMPS DIVISION	2026	2025
(Amounts in millions, except percentages)
Bookings	$940.1	$819.5
Sales	830.4	800.3
Gross profit	314.3	265.8
Gross profit margin	37.8%	33.2%
SG&A	152.2	135.0
Segment operating income	168.0	134.9
Segment operating income as a percentage of sales	20.2%	16.9%

	Three Months Ended September 30,
FLOW CONTROL DIVISION	2026	2025
(Amounts in millions, except percentages)
Bookings	$446.2	$396.1
Sales	411.6	377.4
Gross profit	98.9	114.2
Gross profit margin	24.0%	30.3%
SG&A	80.9	67.8
Gain on sale of business	16.2	—
Segment operating income	34.2	46.4
Segment operating income as a percentage of sales	8.3%	12.3%

Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands)

Flowserve Pumps Division

Three Months Ended September 30, 2026	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$314,255	$152,218	$168,023
Reported as a percent of sales	37.8%	18.3%	20.2%
Realignment charges (a)	(869)	(534)	(335)
Discrete items (b)	—	(7,967)	7,967
Amortization of intangible assets (d)	2,916	(2,276)	5,192

Adjusted	$316,302	$141,441	$180,847

Adjusted as a percent of sales	38.1%	17.0%	21.8%

Three Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$265,776	$135,046	$134,869
Reported as a percent of sales	33.2%	16.9%	16.9%
Realignment charges (a)	21,628	(88)	21,716
Discrete items (b)	24	(63)	87

Adjusted	$287,428	$134,895	$156,672

Adjusted as a percent of sales	35.9%	16.9%	19.6%

Flow Control Division

Three Months Ended September 30, 2026	Gross Profit	Selling, General & Administrative Expense	Gain on Sale of Business	Operating Income
Reported	$98,906	$80,889	$16,177	$34,194
Reported as a percent of sales	24.0%	19.7%	3.9%	8.3%
Realignment charges (a)	26,840	(3,762)	(16,177)	14,425
Acquisition and divestiture related (c)	—	(2,956)	—	2,956
Amortization of intangible assets (d)	10,982	(4,489)	—	15,471

Adjusted	$136,728	$69,682	$—	$67,046

Adjusted as a percent of sales	33.2%	16.9%	0.0%	16.3%

Three Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$114,250	$67,810	$46,440
Reported as a percent of sales	30.3%	18.0%	12.3%
Realignment charges (a)	4,386	(2,395)	6,781
Acquisition related (c)	9	(4,243)	4,252
Purchase accounting step-up and intangible asset amortization (d)	2,625	(1,300)	3,925
Discrete items (b)	5	(45)	50

Adjusted	$121,275	$59,827	$61,448

Adjusted as a percent of sales	32.1%	15.9%	16.3%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs and includes the gain on divestiture of our PMV Automation business (PMV) within FCD.
(b)	Charge represents the $7,967 strategic acquisition of intellectual property within FPD.
(c)	Charges represent costs associated with strategic acquisition and divestiture activities including the acquisitions of Trillium Valves and the divestiture of PMV with FCD.
(d)	Charges represent non-cash amortization of intangible assets and step-up in value of acquired inventories.

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $2,300 is non-cash.
(b)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our U.S. Qualified pension plan.

(c)	Charge represents acquisition and integration-related costs associated with the MOGAS acquisition.
(d)	Charge represents amortization of acquisition related intangible assets associated with the MOGAS acquisition.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(Amounts in thousands, except per share data)

	Nine Months Ended September 30,
	2026	2025
Sales	$3,475,217	$3,507,069
Cost of sales	(2,296,270)	(2,350,867)

Gross profit	1,178,947	1,156,202
Selling, general and administrative expense	(811,655)	(814,237)
Gain on sale of business	16,177	—
Net earnings from affiliates	41,992	15,786

Operating income	425,461	357,751
Interest expense	(72,768)	(58,166)
Interest income	8,885	5,063
Other (expense) income, net	(13,272)	213,958

Earnings before income taxes	348,306	518,606
Provision for income taxes	(53,299)	(127,067)

Net earnings, including noncontrolling interests	295,007	391,539
Less: Net earnings attributable to noncontrolling interests	(11,290)	(16,298)

Net earnings attributable to Flowserve Corporation	$283,717	$375,241

Net earnings per share attributable to Flowserve Corporation common shareholders:
Basic	$2.23	$2.87
Diluted	2.21	2.85
Weighted average shares - basic	127,434	130,910
Weighted average shares - diluted	128,314	131,836

Consolidated Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands, except per share data)

Nine Months Ended September 30, 2026	Gross Profit	Selling, General & Administrative Expense	Gain on Sale of Business	Net earnings from affiliates	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$1,178,947	$811,655	$16,177	$41,992	$425,461	$(13,272)	$53,299	$283,717	15.3%	2.21
Reported as a percent of sales	33.9%	23.4%	0.5%	1.2%	12.2%	-0.4%	1.5%	8.2%
Realignment charges (a)	75,452	(26,234)	(16,177)	—	85,509	—	6,773	78,736	7.9%	0.61
Acquisition and divestiture related (b)(c)	—	(23,179)	—	(27,700)	(4,521)	—	5,554	(10,075)	-122.8%	(0.08)
Amortization of intangible assets (d)	16,454	(12,113)	—	—	28,567	—	4,394	24,173	15.4%	0.19
Discrete items (e)(f)	62	(8,719)	—	—	8,781	5,576	1,491	12,866	10.4%	0.10
Discrete tax items (g)	—	—	—	—	—	—	23,072	(23,072)	0.0%	(0.18)
Below-the-line foreign exchange impacts (h)	—	—	—	—	—	2,409	255	2,154	10.6%	0.02

Adjusted	$1,270,915	$741,410	$—	$14,292	$543,797	$(5,287)	$94,838	$368,499	20.0%	2.87

Adjusted as a percent of sales	36.6%	21.3%	0.0%	0.4%	15.6%	-0.2%	2.7%	10.6%

Note: Amounts may not calculate due to rounding

(a)

Charges represent realignment costs incurred as a result of realignment programs, net of a $5,300 gain associated with a sale-leaseback transaction related to a FCD facility, and of which $5,234 is non-cash. Also includes the gain on divestiture of our PMV Automation business (PMV) within FCD.

(b)

Charges represent costs associated with strategic acquisition and divestiture activities including the acquisitions of Greenray, Trillium Valves and Flowserve Al Mansoori Services Company (FAMCO), and the divestiture of PMV.

(c)	Adjustment represents a $27,700 gain recognized in Net earnings from affiliates on the remeasurement of our previously held equity interest in FAMCO.
(d)	Charges represent non-cash amortization of intangible assets and step-up in value of acquired inventories.
(e)

Charges represent discrete items including $523 of non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our U.S. Qualified pension plan, $286 of transaction costs related to the divestiture of our asbestos-related assets and liabilities and the $7,972 strategic acquisition of intellectual property within FPD.

(f)	Charges include $5,576 for non-cash pension settlement accounting losses incurred in conjunction with pension plans in the United States and Canada.
(g)	Discrete tax adjustment includes the impact from the release of a valuation allowance in Italy.
(h)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency and includes the foreign exchange loss on the Blue Chip Swap Securities transaction.

Nine Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$1,156,202	$814,237	$357,751	$213,958	$127,067	$375,241	24.5%	2.85
Reported as a percent of sales	33.0%	23.2%	10.2%	6.1%	3.6%	10.7%
Realignment charges (a)	40,600	(1,481)	42,081	—	10,096	31,985	24.0%	0.24
Acquisition related (b)	761	(8,714)	9,475	—	2,228	7,247	23.5%	0.05
Purchase accounting step-up and intangible asset amortization (c)	8,742	(3,900)	12,642	—	3,729	8,913	29.5%	0.07
Discrete items (d)(e)(f)	106	(31,116)	31,222	4,500	8,403	27,319	23.5%	0.21
Merger transaction costs (g)	—	(41,197)	41,197	—	9,534	31,663	23.1%	0.24
Merger termination payment (h)	—	—	—	(266,000)	(60,957)	(205,043)	22.9%	(1.56)
Discrete tax items (i)	—	—	—	—	(24,860)	24,860	0.0%	0.19
Below-the-line foreign exchange impacts (j)	—	—	—	36,797	5,977	30,820	16.2%	0.23

Adjusted	$1,206,411	$727,829	$494,368	$(10,745)	$81,217	$333,005	18.9%	2.53

Adjusted as a percent of sales	34.4%	20.8%	14.1%	-0.3%	2.3%	9.5%

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,300 is non-cash.
(b)	Charge represents acquisition and integration related costs associated with the MOGAS acquisition.
(c)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.
(d)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our U.S. Qualified pension plan.

(e)	Charge of $4,500 represents a non-cash pension settlement accounting loss incurred in conjunction with the freeze of our U.S. Qualified pension plan.
(f)	Charge of $30,100 represents the Q3 2025 non-cash adjustment to our estimated liability for incurred by not reported asbestos claims based on an annual actuarial study.
(g)	Charge represents transaction costs incurred associated with the terminated Chart Industries merger.
(h)	Amount represents the Chart Industries merger termination fee paid to Flowserve.
(i)	Amount represents a one-time tax charge related to enactment of the One Big Beautiful Bill Act during Q3 2025.
(j)

Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

SEGMENT INFORMATION

(Unaudited)

FLOWSERVE PUMPS DIVISION	Nine Months Ended September 30,
(Amounts in millions, except percentages)	2026	2025
Bookings	$2,646.3	$2,394.8
Sales	2,389.0	2,402.4
Gross profit	880.3	833.5
Gross profit margin	36.8%	34.7%
SG&A	447.4	415.1
Segment operating income	474.9	434.1
Segment operating income as a percentage of sales	19.9%	18.1%

FLOW CONTROL DIVISION	Nine Months Ended September 30,
(Amounts in millions, except percentages)	2026	2025
Bookings	$1,236.0	$1,126.1
Sales	1,096.5	1,112.9
Gross profit	296.4	322.1
Gross profit margin	27.0%	28.9%
SG&A	225.7	206.4
Gain on sale of business	16.2	—
Segment operating income	86.9	115.7
Segment operating income as a percentage of sales	7.9%	10.4%

Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (Unaudited)

(Amounts in thousands)

Flowserve Pumps Division

Nine Months Ended September 30, 2026	Gross Profit	Selling, General & Administrative Expense	Net earnings from affiliates	Operating Income
Reported	$880,323	$447,390	$41,992	$474,925
Reported as a percent of sales	36.8%	18.7%	1.8%	19.9%
Realignment charges (a)	19,740	(10,067)	—	29,807
Discrete items (b)(c)	48	(8,063)	—	8,111
Acquisition and divestiture related (d)(e)	—	(813)	(27,700)	(26,887)
Amortization of intangible assets (f)	5,372	(5,022)	—	10,394

Adjusted	$905,483	$423,425	$14,292	$496,350

Adjusted as a percent of sales	37.9%	17.7%	0.6%	20.8%

Nine Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$833,467	$415,126	$434,128
Reported as a percent of sales	34.7%	17.3%	18.1%
Realignment charges (a)	26,495	(840)	27,335
Discrete items (b)	87	(287)	374

Adjusted	$860,049	$413,999	$461,837

Adjusted as a percent of sales	35.8%	17.2%	19.2%

Flow Control Division

Nine Months Ended September 30, 2026	Gross Profit	Selling, General & Administrative Expense	Gain on Sale of Business	Operating Income
Reported	$296,399	$225,648	$16,177	$86,928
Reported as a percent of sales	27.0%	20.6%	1.5%	7.9%
Realignment charges (a)	55,712	(476)	(16,177)	40,011
Discrete items (b)	10	(75)	—	85
Acquisition and divestiture related (d)	—	(19,121)	—	19,121
Amortization of intangible assets (f)	11,082	(7,091)	—	18,173

Adjusted	$363,203	$198,885	$—	$164,318

Adjusted as a percent of sales	33.1%	18.1%	0.0%	15.0%

Nine Months Ended September 30, 2025	Gross Profit	Selling, General & Administrative Expense	Operating Income
Reported	$322,131	$206,437	$115,694
Reported as a percent of sales	28.9%	18.5%	10.4%
Realignment charges (a)	14,704	1,230	13,474
Acquisition related (c)	761	(8,714)	9,475
Purchase accounting step-up and intangible asset amortization (d)	8,742	(3,900)	12,642
Discrete items (b)	14	(208)	222

Adjusted	$346,352	$194,845	$151,507

Adjusted as a percent of sales	31.1%	17.5%	13.6%

Note: Amounts may not calculate due to rounding

(a)

Charges represent realignment costs incurred as a result of realignment programs, net of a $5,300 gain associated with a sale-leaseback transaction related to a FCD facility, and of which $5,234 is non-cash. Also includes the gain on divestiture of our PMV Automation business (PMV) within FCD.

(b)

Charges represent $229 of non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our U.S. Qualified pension plan.

(c)	Charge represents the $7,967 strategic acquisition of intellectual property within FPD.
(d)

Charges represent costs associated with strategic acquisition and divestiture activities including the acquisitions of Greenray, Trillium Valves and Flowserve Al Mansoori Services Company (FAMCO), and the divestiture of PMV.

(e)	Adjustment represents a $27,700 gain recognized in Net earnings from affiliates on the remeasurement of our previously held equity interest in FAMCO.
(f)	Charges represent non-cash amortization of intangible assets and step-up in value of acquired inventories.

Note: Amounts may not calculate due to rounding

(a)	Charges represent realignment costs incurred as a result of realignment programs of which $5,300 is non-cash.
(b)

Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our U.S. Qualified pension plan.

(c)	Charge represents acquisition and integration-related costs associated with the MOGAS acquisition.
(d)	Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the MOGAS acquisition.

Segment Results

(Unaudited)

Flowserve Pumps Division

(dollars in millions)	Q3 2026	Q3 2025	Change	YTD 2026	YTD 2025	Change
Organic Bookings			10.9%			6.8%
Acquisitions / Divestitures Impact			3.9%			1.8%
FX Impact (a)			(0.1%)			1.9%

Total Bookings (b)	$940	$819	14.7%	$2,646	$2,395	10.5%
Organic Sales			(0.9%)			(3.6%)
Acquisitions / Divestitures Impact			4.7%			1.2%
FX Impact (a)			0.0%			1.8%

Reported Sales (b)	$830	$800	3.8%	$2,389	$2,402	(0.6%)
Gross Margin	37.8%	33.2%	460 bps	36.8%	34.7%	210 bps
Adjusted Gross Margin (c)	38.1%	35.9%	220 bps	37.9%	35.8%	210 bps
Operating Margin	20.2%	16.9%	330 bps	19.9%	18.1%	180 bps
Adjusted Operating Margin (d)	21.8%	19.6%	220 bps	20.8%	19.2%	160 bps
Backlog (b)	$2,377	$2,007	18.5%	$2,377	$2,007	18.5%

Flows Control Division

(dollars in millions)	Q3 2026	Q3 2025	Change	YTD 2026	YTD 2025	Change
Organic Bookings			0.8%			4.8%
Acquisitions / Divestitures Impact			12.2%			4.3%
FX Impact (a)			(0.4%)			0.7%

Total Bookings (b)	$446	$396	12.6%	$1,236	$1,126	9.8%
Organic Sales			(1.3%)			(5.8%)
Acquisitions / Divestitures Impact			10.8%			3.7%
FX Impact (a)			(0.4%)			0.6%

Reported Sales (b)	$412	$377	9.1%	$1,096	$1,113	(1.5%)
Gross Margin	24.0%	30.3%	(630 bps )	27.0%	28.9%	(190 bps )
Adjusted Gross Margin (c)	33.2%	32.1%	110 bps	33.1%	31.1%	200 bps
Operating Margin	8.3%	12.3%	(400 bps )	7.9%	10.4%	(250 bps )
Adjusted Operating Margin (d)	16.3%	16.3%	—	15.0%	13.6%	140 bps
Backlog (b)	$1,105	$896	23.2%	$1,105	$896	23.2%

(a)	Constant foreign exchange (FX) represents the year-over-year variance assuming Q3 and YTD 2026 results at Q3 and YTD 2025 FX rates
(b)	Bookings, sales, and backlog do not include interdivision eliminations
(c)

Adjusted gross margin is a non-GAAP financial measure. Adjusted gross margin is calculated by dividing adjusted gross profit by sales. Adjusted gross profit is derived by excluding realignment charges and other specific discrete items. See the Segment Reconciliation of Non-GAAP Financial Measures to the Most Directly Comparable GAAP Financial Measure (unaudited)

(d)	Adjusted operating margin excludes realignment charges and other specific discrete items

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Amounts in thousands, except par value)	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$742,148	$760,183
Accounts receivable, net of allowance for expected credit losses of $92,193 and $83,094, respectively	1,084,291	1,029,095
Contract assets, net of allowance for expected credit losses of $6,124 and $6,028, respectively	330,293	322,472
Inventories	844,122	789,898
Prepaid expenses and other	127,820	141,237

Total current assets	3,128,674	3,042,885
Property, plant, and equipment, net of accumulated depreciation of $1,242,388 and $1,224,912, respectively	574,771	566,751
Operating lease right-of-use asset, net	189,000	166,031
Goodwill	1,697,977	1,391,988
Deferred taxes	181,605	156,250
Other intangible assets, net	369,747	198,475
Other assets, net of allowance for expected credit losses of $66,210 and $66,047, respectively	205,227	185,820

Total assets	$6,347,001	$5,708,200

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$556,532	$554,243
Accrued liabilities	556,768	587,475
Contract liabilities	329,380	274,669
Debt due within one year	9,895	49,868
Operating lease liabilities	38,093	35,630

Total current liabilities	1,490,668	1,501,885
Long-term debt due after one year	2,046,807	1,525,210
Operating lease liabilities	163,348	149,565
Retirement obligations and other liabilities	262,767	277,216
Contingencies (See Note 12)
Shareholders’ equity:
Preferred shares, $1.00 par value	—	—
Shares authorized — 1,000, no shares issued
Common shares, $1.25 par value	220,991	220,991
Shares authorized — 305,000
Shares issued — 176,793 and 176,793, respectively
Capital in excess of par value	504,791	508,890
Retained earnings	4,460,774	4,261,977
Treasury shares, at cost — 50,173 and 49,763 shares, respectively	(2,290,306)	(2,231,685)
Deferred compensation obligation	5,922	6,629
Accumulated other comprehensive loss	(590,627)	(575,405)

Total Flowserve Corporation shareholders’ equity	2,311,545	2,191,397
Noncontrolling interests	71,866	62,927

Total equity	2,383,411	2,254,324

Total liabilities and equity	$6,347,001	$5,708,200

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(Amounts in thousands)

	Nine Months Ended September 30,
	2026	2025
Cash flows — Operating activities:
Net earnings, including noncontrolling interests	295,007	391,539
Adjustments to reconcile net earnings to net cash provided by operating activities
Depreciation	61,537	58,685
Amortization of intangible and other assets	24,750	14,009
(Gain) on remeasurement of previously held equity interest	(27,700)	—
(Gain) on sale of business	(16,177)	—
Stock-based compensation	30,469	25,787
Loss on Blue Chip Swap Securities	3,146	—
Foreign currency, asset write downs and other non-cash adjustments	(5,446)	(3,326)
Change in assets and liabilities:
Accounts receivable, net	(28,684)	(26,081)
Inventories	(7,421)	26,727
Contract assets, net	(8,198)	(35,157)
Prepaid expenses and other assets, net	15,698	(7,362)
Accounts payable	(34,192)	31,158
Contract liabilities	18,750	(17,857)
Accrued liabilities	(60,582)	(30,488)
Retirement obligations and other liabilities	(5,779)	31,900
Net deferred taxes	(24,897)	46,524

Net cash flows provided by operating activities	230,281	506,058

Cash flows — Investing activities:
Capital expenditures	(51,056)	(45,534)
Payments for acquisitions, net of cash acquired	(517,735)	—
Proceeds from disposal of assets	9,783	1,067
Purchases of Blue Chip Swap Securities	(52,939)	—
Proceeds from Sales of Blue Chip Swap Securities	49,793	—
Proceeds from divestiture of business, net of cash divested	34,567	—
Affiliate investment activity	(3,960)	—

Net cash flows (used) by investing activities	(531,547)	(44,467)

Cash flows — Financing activities:
Proceeds from issuance of senior notes, net of discount	499,320	—
Payments on term loan	(77,875)	(28,125)
Proceeds from long-term debt	74,750	—
Payment of deferred loan costs	(4,893)	—
Proceeds under revolving credit facility	150,000	50,000
Payments under revolving credit facility	(160,000)	(50,000)
Proceeds under other financing arrangements	1,071	10,562
Payments under other financing arrangements	(8,058)	(3,310)
Payments related to tax withholding for stock-based compensation	(23,339)	(11,584)
Repurchases of common shares	(75,000)	(197,920)
Payments of dividends	(82,881)	(82,671)
Contingent consideration payment related to acquired business	—	(15,000)
Other	(2,123)	(2,899)

Net cash flows (used) provided by financing activities	290,972	(330,947)

Effect of exchange rate changes on cash and cash equivalents	(7,741)	27,762

Net change in cash and cash equivalents	(18,035)	158,406
Cash and cash equivalents at beginning of period	760,183	675,441

Cash and cash equivalents at end of period	$742,148	$833,847

Non-Cash Investing and Financing Activities:
Liabilities incurred related to acquired business, but not paid	$1,505	—

About Flowserve:

Flowserve Corporation is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the Company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the Company’s website at www.flowserve.com.

Flowserve Contacts

Investor Contact: investorrelations@flowserve.com

Olivia Webb, Director, Investor Relations

Media Contact: media@flowserve.com

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: economic, political and other risks associated with our international operations, including military actions, trade embargoes, blockades or other closures of major trade lanes, epidemics or pandemics and changes to tariffs or trade agreements that could affect customer markets, particularly North African, Latin American, Asian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; global supply chain disruptions and the current inflationary environment could adversely affect the efficiency of our manufacturing and increase the cost of providing our products to customers; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from any restructuring and realignment initiatives, our business could be adversely affected; the substantial dependence of our sales on the success of the energy, chemical, power generation and general industries; the adverse impact of volatile raw materials prices on our products and operating margins; the impact of public health emergencies, such as outbreaks of epidemics, pandemics, and contagious diseases, on our business and operations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; potential adverse effects resulting from the implementation of new tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Argentina; potential adverse consequences resulting from litigation to which we are a party; expectations regarding acquisitions and the integration of acquired businesses; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; if we are not able to maintain our competitive position by successfully developing and introducing new products and integrating new technologies, including artificial intelligence and machine learning; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the United States, as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

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